UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 5, 2017
HealthSouth Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure.
On August 31, 2017, HealthSouth Corporation (the “Company” or “HealthSouth”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the formation of the Post-Acute Innovation Center in partnership with Cerner Corporation to develop tools to manage patients across the continuum of care.
On September 6, 2017, HealthSouth will participate in the Baird 2017 Global Healthcare Conference held at the InterContinental New York Barclay Hotel in New York. HealthSouth President and Chief Executive Officer, Mark Tarr, and HealthSouth Executive Vice President and Chief Financial Officer, Doug Coltharp, will participate in a fireside chat presentation on Wednesday, September 6th at 7:55 a.m. ET. The Company will also participate in the Wells Fargo 2017 Healthcare Conference held at the Westin Boston Waterfront Hotel in Boston on September 7, 2017. Messrs. Tarr and Coltharp will participate in a fireside chat presentation on Thursday, September 7th at 8:50 a.m. ET.
Both fireside chat presentations will address, among other things, the Company's strategy and financial performance and discuss industry trends and dynamics and will reference selected slides included in HealthSouth’s Investor Reference Book dated August 15, 2017. The presentations will be webcast live and will be available, along with the Investor Reference Book, at http://investor.healthsouth.com by clicking on an available link.
The fireside chat presentations may also include the following brief commentary on the effects of Hurricane Harvey. Hurricane Harvey made landfall on Friday, August 25, 2017, with significant rain and massive flooding in Houston and the surrounding areas. The Company’s main priority throughout this storm has been, and will continue to be, the safety and well-being of its patients and employees. The impacted areas have faced, and will continue to face for some time, tremendous hardships. At this time, the Company cannot provide reasonable estimates of the ultimate impact on its operations from this storm, but it can provide the following context.
In the impacted areas, HealthSouth operates six inpatient rehabilitation hospitals.

Hospital	Number of Licensed Beds
HealthSouth Rehabilitation Hospital of Cypress	60
HealthSouth Rehabilitation Hospital of Humble	90
HealthSouth Rehabilitation Hospital The Vintage	60
HealthSouth Rehabilitation Hospital The Woodlands	84
HealthSouth Sugar Land Rehabilitation Hospital	50
HealthSouth Rehabilitation Hospital Vision Park	60
404
At this time, all but one of the affected hospitals are operational. While the hospitals are operational, the Company is unable to predict the impact overall community disruption will have on patient flow at these hospitals.
On the evening of August 28, 2017, 34 patients were safely evacuated from HealthSouth Rehabilitation Hospital The Vintage to other HealthSouth hospitals in the area due to flooding concerns. The Company does not have an estimated re-opening date for The Vintage hospital at this time.
The Company also had one hospital, HealthSouth Rehabilitation Hospital of Pearland, under construction in the impacted area. This 40-bed hospital, originally scheduled to open October 1, 2017, has experienced water damage. Due to this damage and the disruption in the area that will likely delay final state and local inspections, the Company is unable to estimate a revised opening date at this time.
The Company has 9 home health locations and 2 hospice locations in the impacted areas. In certain instances, caregivers at these locations are unable to conduct patient visits due to the severe flooding and/or the displacement of patients from their homes. The Company's home health and hospice staff worked through the storm and continued to make home health visits in the affected areas when conditions were safe. Additionally, many patients evacuated to other areas within the Company's home health coverage and are being cared for in those alternative locations.
Given the continued unfolding of this weather-related situation, the Company will not be commenting on operating performance to date from the current quarter or its full-year guidance for 2017, as previously reported in the press release furnished as an exhibit to the Current Report on Form 8-K dated July 31, 2017 and during the Company’s earnings conference call held on August 1, 2017, and as reiterated in the Investor Reference Book furnished as an exhibit to the Current Report on Form 8-K dated August 15, 2017.
The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.
Forward-Looking Statements
Statements contained in this Form 8-K, which are not historical facts, such as those relating to the financial performance, the impacts of Hurricane Harvey on HealthSouth, capital expenditures, dividend strategies, repurchases of securities, effective tax rates, business model, the mission, goals and impact of the Post-Acute Innovation Center, and the positioning of services for the system of healthcare delivery in the future are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such estimates, projections, and forward-looking information speak only as of the date hereof, and HealthSouth undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties, and relate to, among other things, future events, and the weather and its impact on patients and providers, HealthSouth’s plan to repurchase its debt or equity securities, HealthSouth’s financial plans, its future financial performance, its projected business results or model, its ability to return value to shareholders, its projected leverage ratio, its acquisition opportunities, and the impact of legislation or regulation. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by HealthSouth include, but are not limited to, HealthSouth’s ability to comply with extensive, complex, and ever-changing regulations in the healthcare industry; the price of HealthSouth’s common stock as it affects the Company’s willingness and ability to repurchase shares and the financial and accounting effects of any repurchases; any adverse outcome of various lawsuits, claims, and legal or regulatory proceedings involving HealthSouth, including its pending DOJ and HHS-OIG investigations and any matters related to yet undiscovered issues, if any, at acquired companies; the willingness of other healthcare providers to provide data to or otherwise engage the Innovation Center; the impact of HealthSouth’s previously announced rebranding initiative on patient admissions, referral source relationships and the HealthSouth’s stock price; potential disruptions, breaches, or other incidents affecting the proper operation, availability, or security of HealthSouth’s information systems, including unauthorized access to or theft of patient, business associate, or other sensitive information or inability to provide patient care because of system unavailability as well as unforeseen issues, if any, related to integration of systems of any acquired companies; the impact of any data breaches on our ability to attain patient referrals; the ability to successfully integrate acquired companies, including realization of anticipated tax benefits, revenues, and cost savings, minimizing the negative impact on margins arising from the changes in staffing and other operating practices, and avoidance of unforeseen exposure to liabilities; significant changes in HealthSouth’s management team; HealthSouth’s ability to successfully complete and integrate de novo developments, acquisitions, investments, and joint ventures consistent with its growth strategy; changes, delays in (including in connection with resolution of Medicare payment reviews or appeals), or suspension of reimbursement for HealthSouth’s services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels, including as part of national healthcare reform and deficit reduction; competitive pressures in the healthcare industry and HealthSouth’s response thereto; HealthSouth’s ability to obtain and retain favorable arrangements with third-party payors; HealthSouth's ability to control costs, particularly labor and employee benefit costs, including group medical expenses; adverse effects resulting from coverage determinations made by Medicare Administrative Contractors regarding its Medicare reimbursement claims and lengthening delays in HealthSouth's ability to recover improperly denied claims through the administrative appeals process on a timely basis; HealthSouth's ability to adapt to changes in the healthcare delivery system, including involvement in coordinated care initiatives or programs that may arise with its referral sources and related impacts on volume or pricing and any significant changes that may result from the change in the executive branch of the U.S. government; HealthSouth’s ability to attract and retain nurses, therapists, and other healthcare professionals in a highly competitive environment with often severe staffing shortages and the impact on HealthSouth’s labor expenses from potential union activity and staffing shortages; general conditions in the economy and capital markets, including any crisis resulting from uncertainty in the sovereign debt market; the increase in the costs of defending and insuring against alleged professional liability claims and HealthSouth’s ability to predict the estimated costs related to such claims; and other factors which may be identified from time to time in HealthSouth’s SEC filings and other public announcements, including HealthSouth’s Form 10‑K for the year ended December 31, 2016 and Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits
99.1    Press release of HealthSouth Corporation, dated August 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHSOUTH CORPORATION

By:	/s/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer

Dated: September 5, 2017